EXHIBIT 99.1

CDK Global to Sell International Business to Francisco Partners for $1.45 Billion

Transaction Sharpens CDK’s Strategic Focus on Growth in North America Markets

HOFFMAN ESTATES, Ill., Nov. 30, 2020 (GLOBE NEWSWIRE) -- CDK Global, Inc. (Nasdaq:CDK) (the “Company” or “CDK”), a leading provider of dealer management systems (“DMS”) and integrated information technology solutions to the automotive retailing and adjacent industries, announced today the execution of a definitive agreement to sell its CDK International business segment (“CDKI”) to Francisco Partners for $1.45 billion. The purchase price represents approximately 15 times CDKI’s LTM adjusted EBITDA(1) including expenses for the standalone business. CDK expects the transaction to be completed during the third quarter of its fiscal year 2021, subject to customary closing conditions and regulatory approval.

“I am excited to announce this important milestone for CDK. With this transaction, we can now focus on executing the next phase of our growth journey and spotlight our attention on our North America business,” said Brian Krzanich, CDK president and chief executive officer. “CDK has made significant progress over the last two years in strengthening and expanding our core business to be customer-centric and a leader in technology for our dealers, OEMs and partners and we have seen the positive results of our investment efforts. We are now well positioned to expand our activities and create new revenue streams with even stronger growth prospects.”

“While we believe the International business is a great asset and are very pleased with the compelling valuation, it largely operated independently, with specific technology, sales and operations tailored to the International markets. The sale of this business strengthens our balance sheet and provides significant financial flexibility in support of our goals to drive value and to accelerate growth in our North America business,” said Joe Tautges, CDK chief operating officer and interim chief financial officer. “As our track record indicates, we will use a thoughtful returns-based approach to allocating capital and will provide an update to our planned use of proceeds at the release of our Q2 fiscal 2021 earnings results.”

Business Update

CDK will use the proceeds of the transaction for general corporate purposes, including the pay down of debt to strengthen the balance sheet.

Based on the execution of this agreement to sell, the CDKI segment will be classified as discontinued operations in the second quarter of fiscal 2021. As a result, the company announced that it is withdrawing its previously provided annual consolidated guidance estimates for fiscal year 2021. CDK will be updating its FY 2021 guidance to reflect continuing operations in the coming weeks once the preparation of the discontinued operations reporting is complete.

Additional information is available in our accompanying presentation, which is available at the CDK Investor Relations website at investors.cdkglobal.com. Further details regarding the definitive sales agreement can be found on Form 8-K filed with the Securities and Exchange Commission on November 30, 2020.

Credit Suisse is serving as financial advisors for the transaction, with Mayer Brown LLP acting as legal advisor.

(1)LTM Adjusted EBITDA includes estimated expenses for the standalone business for the twelve months ended September 30, 2020.

About CDK Global

With $2 billion in revenues, CDK Global (NASDAQ:CDK) is a leading global provider of integrated information technology solutions to the automotive retail and adjacent industries. Focused on enabling end-to-end automotive commerce, CDK Global provides solutions to dealers in more than 100 countries around the world, serving approximately 30,000 retail locations and most automotive manufacturers. CDK solutions automate and integrate all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

About Francisco Partners

Francisco Partners is a leading global investment firm that specializes in partnering with technology and technology-enabled businesses. Since its launch over 20 years ago, Francisco Partners has raised over $24 billion in committed capital and invested in more than 300 technology companies, making it one of the most active and longstanding investors in the technology industry. The firm invests in opportunities where its deep sectoral knowledge and operational expertise can help companies realize their full potential. For more information on Francisco Partners, please visit franciscopartners.com.

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: statements regarding the proposed transaction; the Company’s business outlook, including the Company’s GAAP and adjusted fiscal 2021 guidance; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the timing of or failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the transaction described herein, the company’s ability to achieve the intended benefits of the transaction and the expected costs of the transaction; the Company’s expectations regarding the potential impacts on the Company’s business of the outbreak of the COVID-19 pandemic; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at investors.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact:
Julie Schlueter
847.485.4643
julie.schlueter@cdk.com

Media Contact:
Roxanne Pipitone
847.485.4423
roxanne.pipitone@cdk.com